List of Subsidiaries	Exhibit 21.1

Subsidiary	State of Organization/Incorporation	Other Names Used
100 Riverview Condominium Association Inc.	New Jersey	None
300 Riverview Condominium Association Inc.	New Jersey	None
767 STARS LLC	Delaware	None
1001 East Palm, LLC	Delaware	None
Acquest Government Holdings, L.L.C.	New York	None
Acquest Government Holdings II, LLC	New York	None
Acquest Holdings FC, LLC	New York	None
ACRE CLS, LLC	Delaware	None
ACRE HPC, LLC	Delaware	None
ACRE IDG, LLC	Delaware	None
ACRE IDG Manager, LLC	Delaware	None
ACRE Seymour, LLC	Delaware	None
ACRE Simon, L.L.C.	Delaware	None
American Financial Exchange L.L.C.	New Jersey	None
ASTAR ASB AR1, LLC	Delaware	None
ASTAR ASB AR2, LLC	Delaware	None
ASTAR ASB FL1, LLC	Delaware	None
ASTAR ASB FL2, LLC	Delaware	None
ASTAR ASB FL3, LLC	Delaware	None
ASTAR ASB FL4, LLC	Delaware	None
ASTAR ASB FL5, LLC	Delaware	None
ASTAR ASB FL6, LLC	Delaware	None
ASTAR ASB FL7, LLC	Delaware	None
ASTAR ASB FL8, LLC	Delaware	None
ASTAR ASB FL9, LLC	Delaware	None
ASTAR ASB FL10, LLC	Delaware	None
ASTAR ASB GA1, LLC	Delaware	None
ASTAR ASB GA2, LLC	Delaware	None
ASTAR ASB GA3, LLC	Delaware	None
ASTAR ASB Holdings LLC	Delaware	None
ASTAR ASB NC1, LLC	Delaware	None
ASTAR ASB NC2, LLC	Delaware	None
ASTAR ASB NC3, LLC	Delaware	None
ASTAR ASB NC4, LLC	Delaware	None
ASTAR ASB TX1 GenPar LLC	Delaware	None
ASTAR ASB TX1 LimPar LLC	Delaware	None
ASTAR ASB TX1 LP	Delaware	None
ASTAR ASB VA1, LLC	Delaware	None
ASTAR ASB VA2, LLC	Delaware	None
ASTAR CHA NM1, LLC	Delaware	None
ASTAR Finance LLC	Delaware	None
ASTAR Finance Falcon I LLC	Delaware	None
ASTAR Finance Falcon II LLC	Delaware	None
ASTAR FRR FL1, LLC	Delaware	None
ASTAR FRR Holdings, LLC	Delaware	None
ASTAR FRR TX1 GenPar LLC	Delaware	None
ASTAR FRR TX1 LimPar LLC	Delaware	None
ASTAR FRR TX1 LP	Delaware	None
ASTAR G1A NH1, LLC	Delaware	None

ASTAR ROU AL1, LLC	Delaware	None
ASTAR ROU LA1, LLC	Delaware	None
ASTAR UAG AZ1, LLC	Delaware	None
ASTAR UAG AZ2, LLC	Delaware	None
ASTAR UAG AZ3, LLC	Delaware	None
ASTAR UAG FL1, LLC	Delaware	None
Autostar Investors Partnership LLP	Delaware	None
Autostar Realty GP LLC	Delaware	None
Autostar Realty Operating Partnership, L.P.	Delaware	None
BPT 40H Holding LLC	Delaware	None
Corporate Technology Centre Associates LLC	California	None
CTC Associates I, L.P.	Delaware	None
CTC Associates II, L.P.	Delaware	None
CTC Associates I GenPar, LLC	Delaware	None
CTC Associates II GenPar, LLC	Delaware	None
CTL I Maryland, Inc.	Delaware	None
Falcon Auto Dealership Loan Trust 2001-1	Delaware	None
Falcon Auto Dealership Loan Trust 2003-1	Delaware	None
Falcon Auto Dealership, LLC	Delaware	None
Falcon Financial II, LLC	Delaware	None
Falcon Franchise Loan Corp.	Delaware	None
Falcon Franchise Loan, LLC	Delaware	None
Falcon Franchise Loan TR Series 2003-1	Delaware	None
Falcon Franchise Loan Trust 1999-1	Delaware	None
Falcon Franchise Loan Trust 2000-1	Delaware	None
F/S Subsidiary, L.L.C.	Delaware	None
Florida 2005 Theaters LLC	Delaware	None
Hermann Drive Management LLC	Texas	None
iStar 85 10th L/C LLC	Delaware	None
iStar 100 LLC	Delaware	None
iStar 100 Management Inc.	Delaware	None
iStar 100 Riverview LLC	Delaware	None
iStar 200-300 LLC	Delaware	None
iStar 200-300 Management Inc.	Delaware	None
iStar 200-300 Riverview LLC	Delaware	None
iStar 747 Zeckendorf LC LLC	Delaware	None
iStar 6000 Connection GenPar LLC	Delaware	None
iStar 6000 Connection LimPar Inc.	Delaware	None
iStar 6000 Connection LP	Delaware	None
iStar Alpha TRS Inc.	Delaware	None
iStar Alpha LLC Holdings TRS Inc.	Delaware	None
iStar Alpha LLC Holdings TRS II Inc.	Delaware	None
iStar Asset Receivables Trust	Delaware	None
iStar Asset Services, Inc.	Delaware	None
iStar Automotive Investments LLC	Delaware	None
iStar BEST Finance LLC	Delaware	None
iStar Bishops Gate LLC	Delaware	None
iStar Blues LLC	Delaware	None

iStar Bowling Centers I LLC	Delaware	None
iStar Bowling Centers II LLC	Delaware	None
iStar Bowling Centers I LP	Delaware	None
iStar Bowling Centers II LP	Delaware	None
iStar Bowling Centers Business Trust	Massachusetts	None
iStar Bowling Centers PR GenPar Inc.	Delaware	None
iStar Bowling Centers PR LP	Delaware	None
iStar CTL I, L.P.	Delaware	None
iStar CTL I GenPar, Inc.	Delaware	None
iStar CW Preferred Holdings LP	Delaware	None
iStar CW Preferred Holdings GenPar, Inc.	Delaware	None
iStar Dallas GL GenPar LLC	Delaware	None
iStar Dallas GL LimPar LLC	Delaware	None
iStar Dallas GL LP	Delaware	None
iStar Daly City I LLC	Delaware	None
iStar DB Seller, LLC	Delaware	None
iStar Denver Place, L.L.C.	Delaware	None
iStar Dixon LLC	Delaware	None
iStar El Segundo LLC	Delaware	None
iStar Finance Sub 1000T LLC	Delaware	None
iStar Financial Protective Trust	Maryland	None
iStar Financial Statutory Trust I	Delaware	None
iStar Funding, LLC	Delaware	None
iStar Garden City LLC	Delaware	None
iStar GT GenPar, LLC	Delaware	None
iStar GT, L.P.	Delaware	None
iStar Harborside LLC	Delaware	None
iStar Harborside Member LLC	Delaware	None
iStar Harrisburg Business Trust	Delaware	None
iStar Harrisburg GenPar LLC	Delaware	None
iStar Harrisburg, L.P.	Delaware	None
iStar HQ 2003 LP	Delaware	None
iStar HQ 2003 GenPar Inc.	Delaware	None
iStar HQ 2003 Inc.	Delaware	None
iStar HQ I, Inc.	Delaware	None
iStar HQ I, L.P.	Delaware	None
iStar HQ I GenPar, Inc.	Delaware	None
iStar HQ I Maryland, Inc.	Delaware	None
iStar HQ GT Illinois, Inc.	Delaware	None
iStar HQ GT, Inc.	Delaware	None
iStar Las Vegas LLC	Delaware	None
iStar Louisville LLC	Delaware	None
iStar Medical/Healthcare Investments LLC	Delaware	None
iStar Merger Co. I	Delaware	None
iStar Minnesota LLC	Delaware	None
iStar MLV Investor LLC	Delaware	None
iStar NG GenPar Inc.	Delaware	None
iStar NG Inc.	Delaware	None

iStar NG LP	Delaware	None
iStar OHCOF GP TRS Inc.	Delaware	None
iStar Plantation LLC	Delaware	None
iStar Preferred Holdings, LLC	Delaware	None
iStar Real Estate Services, Inc.	Maryland	None
iStar San Jose, L.L.C.	Delaware	None
iStar Sunnyvale, LLC	Delaware	None
iStar Sunnyvale Partners, L.P.	Delaware	None
iStar Timberland Investments LLC	Delaware	None
iStar Ventures, Inc.	Delaware	None
iStar Ventures Direct Holdings, LLC	Delaware	None
iStar Walden, LLC	Delaware	None
MediStar GP LLC	Delaware	None
MediStar Hermann Drive Medical Center, Ltd.	Texas	None
MediStar Investors Partnership LLP	Delaware	None
MediStar Operating Partnership, L.P.	Delaware	None
MSR TX OAK GenPar LLC	Delaware	None
MSR TX OAK LP	Delaware	None
MSR TX TOM GenPar LLC	Delaware	None
MSR TX TOM LP	Delaware	None
MSR TX Webster GenPar LLC	Texas	None
MSR TX Webster LP	Texas	None
MSK Resort Finance LLC	Delaware	None
NewPar, LLC	Delaware	None
NewPar/New LLC	Delaware	None
Plaza X Leasing Associates L.L.C.	New Jersey	None
Plaza X Realty L.L.C.	New Jersey	None
Plaza X Urban Renewal Associates L.L.C.	New Jersey	None
Red Lion G.P., Inc.	Delaware	None
RLH Partnership, L.P.	Delaware	None
SFI I, LLC	Delaware	None
SFT I, Inc.	Delaware	None
SFT II, Inc.	Delaware	None
SFT/RLH, Inc.	Delaware	None
SFT Venturer, LLC	Delaware	None
SFT Whole Loans A, Inc.	Delaware	None
STARS I Corp.	Delaware	None
STARS Investment I Corp.	Delaware	None
TimberStar GP LLC	Delaware	None
TimberStar Investors Partnership LLP	Delaware	None
TimberStar Operating Partnership, L.P.	Delaware	None
TimberStar TRS, Inc.	Delaware	None
TriNet Concord Farms Partners III LP	Massachusetts	None
TriNet Corporate Partners II, L.P.	Delaware	None
TriNet Corporate Partners III, L.P.	Delaware	None
TriNet Essential Facilities III, Inc.	Maryland	None
TriNet Essential Facilities VII, Inc.	Maryland	None
TriNet Essential Facilities X, Inc.	Maryland	None

TriNet Essential Facilities XI, Inc.	Maryland	None
TriNet Essential Facilities XII, Inc.	Maryland	None
TriNet Essential Facilities XVIII, Inc.	Maryland	None
TriNet Essential Facilities XIX, Inc.	Maryland	None
TriNet Essential Facilities XX, Inc.	Maryland	None
TriNet Essential Facilities XXIII, Inc.	Maryland	None
TriNet Essential Facilities XXIV, Inc.	Maryland	None
TriNet Essential Facilities XXVI, Inc.	Maryland	None
TriNet Essential Facilities XXVII, Inc.	Maryland	None
TriNet Essential Facilities XXVIII, Inc.	Maryland	None
TriNet Essential Facilities XXIX, Inc.	Maryland	None
TriNet Milpitas Associates, LLC	Delaware	None
TriNet Property Partners, L.P.	Delaware	None
TriNet Realty Investors I, Inc.	Maryland	None
TriNet Realty Investors II, Inc.	Maryland	None
TriNet Realty Investors III, Inc.	Maryland	None
TriNet Realty Investors IV, Inc.	Maryland	None
TriNet Realty Investors V, Inc.	Maryland	None
TriNet Sunnyvale Partners, L.P.	Delaware	None
TRS II, Inc.	Delaware	None
TSM I, LLC	Delaware	None
TSM II, LLC	Delaware	None
TSWA 1, LLC	Delaware	None
Webster MOB Management, LLC	Texas	None
Webster MOB Partners, Ltd.	Texas	None